Exhibit 99.12

Execution Version

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”), is made and entered into as of September 30, 2004, among Laurus Master Fund, Ltd., a Cayman Islands company, individually and as Collateral Agent (as defined below), Aether Systems, Inc., a Delaware corporation (“Seller”), and BIO-key International, Inc, a Minnesota corporation (“BIO-key”), and Public Safety Group, Inc., a Delaware corporation (together with BIO-key, the “Makers”).

W I T N E S S E T H

WHEREAS, the Senior Lender has made a secured loan to the Makers pursuant to Senior Lender Documents (as defined below);

WHEREAS, BIO-key and the Seller have entered into that certain Asset Purchase Agreement by and among Seller, Cerulean Technologies, Inc., SunPro, Inc. and BIO-key, dated as of August 16, 2004 (the “Asset Purchase Agreement”);

WHEREAS, the Asset Purchase Agreement requires BIO-key to deliver to Seller a subordinated secured promissory note in the original principal amount of $7,884,588 (the “Subordinated Note”) pursuant to which the Makers grant Seller a lien and security interest in all of the assets of the Makers;

WHEREAS, the Seller has agreed to subordinate its claims any rights it may have against the Makers and the Makers’ assets pursuant to the Subordinated Note in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

SECTION 1.                                DEFINITIONS. As used in this Agreement, the following terms have the meanings specified below.

“Bankruptcy Law” means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Collateral Agent” means Laurus Master Fund, Ltd., a Cayman Islands company, as collateral agent under the Securities Purchase Agreement.

“Common Collateral” means all of the assets of each Maker, whether real, personal or mixed, constituting both Senior Lender Collateral and Seller Collateral.

“Comparable Seller Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, that Seller Collateral Document which creates a Lien on the same Common Collateral, granted by the Makers.

“Copyright Security Agreement” means the Copyright Assignment, dated the date hereof, among the Makers and Seller.

“Discharge of the Senior Lender Claims” means (a) payment in full in cash of the principal of and interest and premium, if any, on all Senior Indebtedness or (b) conversion of the total aggregate principal amount of the Senior Indebtedness into common stock of Borrower in accordance with the terms of the secured convertible term note issued pursuant to the Securities Purchase Agreement.

“Hamilton County” has the meaning given such term in the Asset Purchase Agreement.

“Hamilton LC” has the meaning given such term in the Asset Purchase Agreement.

“Hamilton Sale Agreement” has the meaning given such term in the Asset Purchase Agreement.

“Indebtedness” means and includes all Obligations that constitute indebtedness under the Subordinated Note or the Senior Lender Documents.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to each Maker, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to each Maker or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of each Maker whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of each Maker.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Makers” has the meaning given such term in the initial paragraph hereof.

“Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness and (c) any obligation to post cash collateral in respect of letters of credit and any other obligations.

“Patent Security Agreement” means the Patent Assignment, dated the date hereof, among the Makers and Seller.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the “Pledged Securities” under, and as defined in, the Subordinated Note and (b) any other Common Collateral in the possession of the Senior Lender (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

“Securities Purchase Agreement” means the Securities Purchase Agreement between BIO-key and the Senior Lender, dated the date hereof, as the same may be amended, supplemented and restated from time to time.

“Seller Claims” means all Obligations in respect of the Subordinated Note or arising under the Seller Documents or any of them.

“Seller Collateral” means all of the assets of any Maker, whether real, personal or mixed, with respect to which a Lien is granted as security for any Seller Claim.

“Seller Collateral Documents” means the Subordinated Note, Copyright Security Agreement, Patent Security Agreement, Trademark Security Agreement and any other document or instrument pursuant to which a Lien is granted each Maker to secure any Seller Claims or under which rights or remedies with respect to any such Lien are governed.

“Seller Documents” means the Subordinated Note, the Seller Collateral Documents and other related document or instrument executed and delivered pursuant to any Seller Document described above evidencing or governing any Obligations thereunder.

“Senior Indebtedness” means any and all amounts payable under or in respect of the Securities Purchase Agreement, including principal, premium (if any), interest, fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

“Senior Collateral Documents” means the Master Security Agreement, dated the date hereof, among the Makers and its subsidiaries and the Senior Lender, the Stock Pledge Agreement, dated the date hereof, among the Senior Lender and BIO-key and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are governed.

“Senior Default” means an event of default under any of the Senior Lender Documents.

“Senior Lender” means the Persons holding Senior Lender Claims.

“Senior Lender Claims” means (a) all Indebtedness outstanding under one or more of the Senior Lender Documents, (b) all other Obligations (not constituting Indebtedness) of the Makers under the Senior Lender Documents.  Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” means all of the assets of each Maker, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

“Senior Lender Documents” means the Securities Purchase Agreement, the Senior Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under the Securities Purchase Agreement and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing any Senior Lender Claims.

“Subordinated Note” has the meaning given such term in the recitals hereof.

“Trademark Security Agreement” means the Trademark Security Agreement, dated the date hereof, among the Makers and Seller.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(a)                                  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.                                LIEN PRIORITIES.

2.1                                 Subordination.  Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Senior Lender or the Seller on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Seller Documents or the Senior Lender Documents or any other circumstance whatsoever, the Seller hereby agrees that until Discharge of the Senior Lender Claims:  (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by the Senior Lender shall be senior in all respects and prior to any Lien on the Common Collateral securing any of the Seller Claims and (b) any Lien on the Common Collateral now or hereafter held by Seller regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any and all Senior Lender Claims.  Until Discharge of the Senior Lender Claims, all Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Seller Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of each Maker or any other Person.

2.2                                 Prohibition on Contesting Liens.  Seller agrees that it shall not (and hereby waives any right to) contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of the Senior Lender in the Senior Lender Collateral or by or on behalf of the Seller in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Senior Lender to enforce this Agreement, including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1.

2.3                                 No New Liens.  So long as the Discharge of the Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, if Seller shall hold any Lien on any assets of the Makers securing any Seller Claims that are not also subject to the first-priority Lien under the Senior Lender Documents, the Seller, upon demand by the Senior Lender, will either release such Lien or assign it to the Senior Lender as security for the Senior Lender Claims.

2.4                                 Discharge of Senior Lender Claims.  Upon the Discharge of the Senior Lender Claims, the Senior Lender shall take all action and cooperate with the Makers and Seller in taking all actions necessary to terminate and release all of the Liens granted by the Makers and its subsidiaries as security for any Senior Lender Claims so that the Seller Claims shall be senior in all respects and prior to all Liens on the Seller Collateral.

SECTION 3.                                ENFORCEMENT.

3.1                                 Exercise of Remedies.

(a)                                  So long as the Discharge of the Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Maker, (i) the Seller will not exercise or seek to exercise any rights or remedies (including set-

off) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Senior Lender, the exercise of any right under any lockbox agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Seller is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lender from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Lender shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Seller; provided, however, that (i) the Seller shall be permitted to declare the occurrence of an event of default under the Subordinated Note, (ii) in any Insolvency or Liquidation Proceeding commenced by or against any Maker, the Seller may file a claim or statement of interest with respect to the Seller Claims, (iii) the Seller may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of the Senior Lender to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Common Collateral, (iv) the Seller shall be permitted to take any action or cause any action to be taken with respect to Hamilton County, the Hamilton Sale Agreement or the Hamilton LC or (v) exercise any rights with respect to common stock of BIO-key pledged by BIO-key which Seller elects to accept in lieu of the Collateral (as defined in the Subordinated Note).  In exercising rights and remedies with respect to the Common Collateral, the Senior Lender may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 The Seller agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Common Collateral, unless and until the Discharge of the Senior Lender Claims has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of the Senior Lender Claims has occurred, except as expressly provided in Section 3.1(a)(ii), the sole right of the Seller with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Seller Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.

(c)                                  Subject to Section 3.1(a)(ii), the Seller agrees not take any action that would hinder any exercise of remedies undertaken by the Senior Lender pursuant to the Senior Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise.

(d)                                 The Seller hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Seller Document shall be deemed to restrict in any way the rights and remedies of the Senior Lender with respect to the Common Collateral as set forth in this Agreement and the Senior Lender Documents.

SECTION 4.                                PAYMENTS.

4.1                                 Application of Proceeds.  As long as the Discharge of the Senior Lender Claims has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of the Senior Lender Claims has occurred.  Upon the Discharge of the Senior Lender Claims, the Senior Lender shall deliver to the Seller any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Seller to the Seller Claims in such order as specified in the relevant Seller Documents.

4.2                                 Payments Over.  Any Common Collateral or proceeds thereof received by the Seller in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and promptly paid over to the Senior Lender in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  Notwithstanding anything to the contrary herein, it is agreed and understood that, unless and until a Senior Default occurs, Seller shall be permitted to collect and receive interest payments, fees and permitted prepayments in accordance with the terms of the Subordinated Note.

SECTION 5.                                OTHER AGREEMENTS.

5.1                                 Releases.

(a)                                  If in connection with:

(i)                                     the exercise of the Senior Lender’s remedies in respect of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Common Collateral;

(ii)                                  any sale, lease, exchange, transfer or other disposition of any Common Collateral permitted under the terms of the Senior Lender Documents; or

(iii)                               any agreement between the Senior Lender and the Makers to release the Senior Lender’s Lien on any portion of the Common Collateral, provided that after giving effect to the release, Obligations secured by the first priority Liens on the remaining Common Collateral remain outstanding, the Senior Lender releases any of its Liens on any part of the Common Collateral, then the Liens, if any, of the Seller on such Common Collateral shall be automatically, unconditionally and simultaneously released and the Seller promptly shall execute and deliver to the Senior Lender such termination statements, releases and other documents as the Senior Lender may request to effectively confirm such release.

5.2                                 Insurance.  Unless and until the Discharge of the Senior Lender Claims has occurred, the Senior Lender shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.  Unless and until the Discharge of the Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to the Common Collateral shall be paid to the Senior Lender to the extent required under the Senior Lender Documents and thereafter to the Seller and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.  If the Seller shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Lender in accordance with the terms of Section 4.2.

5.3                                 Amendments to Seller Collateral Documents.

(a)                                  Without the prior written consent of the Senior Lender, no Seller Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Seller Collateral Document, would be prohibited by or inconsistent with any of the terms of the Senior Lender Documents. The Seller agrees that each Seller Collateral Document shall include the following language (or language to similar effect approved by the Senior Lender):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Seller pursuant to this Agreement and the exercise of any right or remedy by the Seller hereunder are subject to the provisions of the Intercreditor Agreement, dated as of September •, 2004 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Aether Systems, Inc., Laurus Master Fund, Ltd., BIO-key International, Inc. and Public Safety Group, Inc.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b)                                 In the event the Senior Lender enters into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Lender or any Maker, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Subordinated Note and the Comparable Seller Collateral Document without the consent of the Seller and without any action by the Seller or the Makers, provided, however, that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Seller Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and (ii) prior notice of such amendment, waiver or consent shall have been given to the Seller.

5.4                                 Rights As Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Seller may exercise rights and remedies as an unsecured creditor against each Maker in accordance with the terms of the Seller Documents and applicable law.  The Seller may receive the required payments of interest, principal, fees and permitted prepayments under the Subordinated Note so long as (a) no Senior Default has occurred and is continuing and (b) such receipt is not the direct or indirect result of the exercise by the Seller of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them.  In the event the Seller becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Seller Claims are so subordinated to such Senior Lender Claims under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5                                 Bailee for Perfection.

(a)                                  The Senior Lender agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Seller and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Seller Pledge Agreement, subject to the terms and conditions of this Section 5.5.

(b)                                 Until the Discharge of the Senior Lender Claims has occurred, the Senior Lender shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens of the Seller under the Seller Collateral Documents did not exist.

(c)                                  The Senior Lender shall have no obligation whatsoever to the Seller to assure that the Pledged Collateral is genuine or owned by the Makers or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5.  The duties or responsibilities of the Senior Lender under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Seller for purposes of perfecting the Lien held by the Seller.

(d)                                 The Senior Lender shall not have by reason of the Seller Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Seller.

5.6                                 Upon the Discharge of the Senior Lender Claims, the Senior Lender shall deliver to the Seller the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Seller to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

5.7                                 Notices.  The Senior Lender shall promptly give Seller written notice in the event or upon the occurrence of a Senior Default, which notice shall describe such Senior Default in reasonable detail; provided, however, that failure to deliver such notice to Seller shall not affect the validity or binding nature of the terms and conditions hereof.

SECTION 6.                                INSOLVENCY OR LIQUIDATION PROCEEDINGS.

6.1                                 Financing Issues.  If any Maker shall be subject to any Insolvency or Liquidation Proceeding and the Senior Lender shall desire to permit the use of cash collateral or to permit any Maker to obtain financing under Section 363 or Section 364 of Title 11 of the

United States Code or any similar Bankruptcy Law (“DIP Financing”), then the Seller agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Seller Claims are so subordinated to Senior Lender Claims under this Agreement.

6.2                                 Relief from the Automatic.  Stay. Until the Discharge of the Senior Lender Claims has occurred, the Seller agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Senior Lender.

6.3                                 Adequate Protection.  The Seller agrees it shall not contest (or support any other Person contesting) (a) any request by the Senior Lender for adequate protection or (b) any objection by the Senior Lender to any motion, relief, action or proceeding based on the Senior Lender claiming a lack of adequate protection.  Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lender is granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the Seller may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Seller Claims are so subordinated to the Senior Lender Claims under this Agreement, and (ii) in the event the Seller seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Seller agrees that the Senior Lender shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Seller Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Seller Claims are so subordinated to such Senior Lender Claims under this Agreement.

6.4                                 No Waiver.  Nothing contained herein shall prohibit or in any way limit the Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Seller, including the seeking by the Seller of adequate protection or the assertion by the Seller of any of its rights and remedies under the Seller Documents or otherwise.

SECTION 7.                                RELIANCE; WAIVERS; ETC.

7.1                                 Reliance.  The consent by the Senior Lender to the execution and delivery of the Seller Documents and the grant to the Seller of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lender to the Makers shall be deemed to have been given and made in reliance upon this Agreement.

7.2                                 Management.  The Senior Lender will be entitled to manage and supervise its respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as it may otherwise, in its sole discretion, deem appropriate, and the Senior Lender may manage its loans and extensions of credit without regard to any rights or interests that the Seller has in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  The Senior Lender shall have no duty to the Seller to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a Senior Default, regardless of any knowledge thereof which it may have or be charged with.

7.3                                 No Waiver of Lien Priorities.

(a)                                  No right of the Senior Lender to enforce any provision of this Agreement or any Senior Lender Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Makers or by any act or failure to act by the Senior Lender, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Seller Documents, regardless of any knowledge thereof which the Senior Lender may have or be otherwise charged with.

(b)                                 Without in any way limiting the generality of the foregoing paragraph, the Senior Lender may, at any time and from time to time, without the consent of, or notice to, the Seller without incurring any liabilities to the Seller and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (so long as any right of subrogation or other right or remedy of the Seller is not affected, impaired or extinguished thereby) do any one or more of the following:

(i)                                     change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Lender Claims or any Lien on any Senior Lender Collateral or guaranty thereof or any liability of the Makers, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Lender, the Senior Lender Claims or any of the Senior Lender Documents;

(ii)                                  sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Makers to the Senior Lender, or any liability incurred directly or indirectly in respect thereof;

(iii)                               settle or compromise any Senior Lender Claim or any other liability of the Makers or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Lender Claims) in any manner or order; and

(iv)                              exercise or delay in or refrain from exercising any right or remedy against the Makers or any security of the Makers, elect any remedy and otherwise deal freely with the Makers or any Senior Lender Collateral and any security and any guarantor or any liability of the Makers to the Senior Lender or any liability incurred directly or indirectly in respect thereof.

(c)                                  The Seller also agrees that the Senior Lender shall have no liability to the Seller, and the Seller, hereby waives any claim against the Senior Lender arising out of any and all actions which the Senior Lender may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Senior Lender Collateral. The Seller agrees that the Senior Lender shall have no duty in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise.

(d)                                 The Seller agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

7.4                                 Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Lender and the Seller, respectively, hereunder shall remain in full force and effect irrespective of:

(a)                                  any lack of validity or enforceability of any Senior Lender Documents or any Seller Documents;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Seller Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Lender Document or of the terms of any Seller Document;

(c)                                  any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Seller Claims or any guarantee thereof;

(d)                                 the commencement of any Insolvency or Liquidation Proceeding in respect of the Makers; or

(e)                                  any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Makers in respect of the Senior Lender Claims, or of the Seller in respect of this Agreement.

SECTION 8.                                MISCELLANEOUS.

8.1                                 Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Seller Documents, the provisions of this Agreement shall govern.

8.2                                 Continuing Nature of this Agreement; Severability.  This Agreement shall continue to be effective until the Discharge of the Senior Lender Claims shall have occurred.  This is a continuing agreement of lien subordination and the Senior Lender may continue, at any time and without notice to the Seller, to extend credit and other financial accommodations and lend monies to or for the benefit of the Makers constituting Senior Lender Claims on reliance hereof. The Seller hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3                                 Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement by the Seller or the Senior Lender shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Makers shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected.

8.4                                 Information Concerning Financial Condition of the Makers.  The Senior Lender, on the one hand, and the Seller, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Makers and (b) all other circumstances bearing upon the risk of nonpayment of the Seller Claims or the Senior Lender Claims.  The Senior Lender shall have no duty to advise the Seller of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event the Senior Lender, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Seller, it shall be under no obligation (w) to make, and the Senior Lender shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5                                 Subrogation.  The Seller hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of the Senior Lender Claims has occurred.

8.6                                 Application of Payments.  All payments received by the Senior Lender may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lender, in its sole discretion, deems appropriate.  The Seller assents to any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7                                 Consent to Jurisdiction; Waivers.  The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  The parties hereto waive any objection to any action instituted hereunder based on forum non-conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other document described herein, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

8.8                                 Notices.  All notices to the Seller and the Senior Lender permitted or required under this Agreement may be sent to the Seller and the Senior Lender, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or four (4) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9                                 Further Assurances.  The Seller agrees that it shall take such further action and shall execute and deliver to the Senior Lender such additional documents and instruments (in recordable form, if requested) as the Senior Lender may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10                           Governing Law.  This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11                           Binding on Successors and Assigns.  This Agreement shall be binding upon the Senior Lender, the Seller, the Makers and their respective permitted successors and assigns.

8.12                           Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.13                           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

8.14                           Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.15                           No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Senior Lender Claims and Seller Claims.  No other Person shall have or be entitled to assert rights or benefits hereunder.

8.16                           Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to each Maker shall include any Maker as debtor and debtor-in-possession and any receiver or trustee for the Makers in any Insolvency or Liquidation Proceeding.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LAURUS MASTER FUND, LTD., individually and as Collateral Agent

By:	/s/ David Grin
Name:
Title:

Address:

825 3rd Avenue, #14
New York, New York 10022
Attention: John Tucker, Esq.
Telecopy No.: (212) 541-4434

Seller:

AETHER SYSTEMS, INC.

By:	/s/ David S. Reymann
Name:
Title:

Address:

11500 Cronridge Dr., Suite 110
Owings Mills, Maryland 21117
Attn: David S. Oros
Telecopy: (410) 356-8699

Makers:

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Michael W. DePasquale
Name:
Title:

Address:

1285 Corporate Center Drive
Suite 175
Eagan, MN 55121
Attn: Chief Executive Officer
Telecopy: (651) 687-0515

PUBLIC SAFETY GROUP, INC.

By:	/s/ Michael W. DePasquale
Name:
Title:

Address: